UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2004


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-18267                 59-2501025
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


20 Ketchum Street, Westport, CT                                     06880
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:               (203) 226-4447
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

 _
|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.02.    Unregistered Sales of Equity Securities.

On September 14, 2004, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $400,000, for which Ms. Salkind paid NCT $400,000 in cash. The note is due March 14, 2005 and may be converted into 20 million shares of NCT common stock at a conversion price per share of $0.020 and exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). In conjunction with this note issuance, NCT issued Ms. Salkind a five-year warrant to acquire 6,750,000 shares of NCT common stock at an exercise price per share of $0.020.

Also on September 14, 2004, NCT issued Carole Salkind an 8% convertible note in the principal amount of $1,351,034.50 to cure NCT's default under demand notes dated May 7, 2004, May 21, 2004 and June 4, 2004. On September 10, 2004, Ms. Salkind made a demand for payment of these notes. The principal amount of this September 14, 2004 note represents the aggregate principal rolled over ($1,200,000), default penalty (10% of the principal in default) and accrued interest. The note matures on March 14, 2005 and may be converted into 67,551,725 shares of NCT common stock at a conversion price of $0.020 and exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech) that makes a public offering of its common stock (at the public offering price). In conjunction with this note issuance, NCT issued Ms. Salkind a five-year warrant to acquire 22,250,000 shares of NCT common stock at an exercise price per share of $0.020.

The issuances of these securities were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NCT GROUP, INC.
                                                 Registrant


                                                 By:   /s/ Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    September 21, 2004


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